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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2003

                                  PREMCOR INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 1-16827

            Delaware                                             43-1851087
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)


        1700 East Putnam Avenue
               Suite 500                                           06870
       Old Greenwich, Connecticut                                (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (203) 698-7500

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Item 5. Other Events

     On January 21, 2003, Premcor Inc. ("Premcor") announced its operating results for the three-month and twelve-month periods ended December 31, 2002. A copy of Premcor's press release making such announcement is attached hereto as
Exhibit 99.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                           Premcor Inc.
                                                           (Registrant)



                                                       /s/  Dennis R. Eichholz
                                                       ------------------------
                                                       Dennis R. Eichholz
                                                       Controller (principal
                                                        accounting officer and
                                                        duly authorized officer)



January 22, 2003



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                                  Exhibit Index


Exhibit No.                        Description
    99       Press release dated as of January 21, 2003

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